11th AMENDMENT TO SERVICE AGREEMENT AND OTHER COVENANTS

By this particular instrument, the parties, on one side:

UNIVERSO ONLINE S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima 1384, 6th floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF (National Registry of Legal Entities) under No. [*****] and branch registered with CNPJ/MF under no. [*****] herein represented in the form of its Articles of Incorporation, hereinafter referred to simply as “UOL” and/or “CONTRACTING PARTY 1”;

PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima, nº 1384, 4th floor, Part A, in the City of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under nº [*****] herein represented in the form of its Articles of Incorporation, hereinafter referred to simply as “PAGSEGURO” and/or “CONTRACTING PARTY 2”;

UOL CURSOS TECNOLOGIA EDUCACIONAL LTDA., a limited liability company, headquartered at Alameda Barão de Limeira, 425, 7th floor, part C, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “UOL CURSOS” and/or “CONTRACTING PARTY 3”;

DIGITALSERVICES.UOL S.A., a limited liability company, headquartered at Alameda Barão de Limeira, 425, 1st floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “DIGITALSERVICES.UOL” and/or “ASSIGNOR (previously “CONTRACTING PARTY 4”);

EDGE.UOL TECNOLOGIA LTDA., a company established at Avenida Brigadeiro Faria Lima, 1384 – 2nd floor, part B, Jardim Paulistano, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ under No. [*****] and a branch at Alameda Glete, 700 – 3rd floor, Campos Elíseos, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “EDGE.UOL” “ASSIGNEE” and/or “CONTRACTING PARTY 4”;

CIATECH TECNOLOGIA EDUCACIONAL LTDA., a limited liability company, headquartered at Alameda Barão de Limeira, No. 425, 7th floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its Articles of Incorporation, hereinafter referred to simply as “CIATECH” and/or “CONTRACTING PARTY 5”;

WIRECARD BRAZIL S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima, No. 3064, 12th floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “WIRECARD” and/or “CONTRACTING PARTY 6”;

PAGSEGURO TECNOLOGIA LTDA., a limited liability company, headquartered at Avenida Brigadeiro Faria Lima, 1384, 1st floor, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “BOACOMPRA.COM” and/or “CONTRACTING PARTY 7”;

CONCIL INTELIGÊNCIA EM CONCILIAÇÃO S.A., a corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 1st floor - Mezzanine, in the city of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “CONCIL” and/or “CONTRACTING PARTY 8”;

All of the above, together, referred to as “CONTRACTING PARTIES” or, individually,

“CONTRACTING PARTY”; and on the other hand;

COMPASS.UOL TECNOLOGIA LTDA., (successor by merger of INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA., enrolled with the CNPJ/MF under No.

[*****] a company established at Rua Coronel Chicuta, No. 575, 4th floor, in the city of Passo Fundo, State of Rio Grande do Sul, enrolled with the CNPJ/MF under No. [*****] with a branch at Rua Padre Duarte No. 151, suite 175 – Edif. Empresarial América – Anexo Invillia Parte, Centro, in the city of Araraquara, in the State of São Paulo, enrolled with the CNPJ/MF under No. [*****] herein represented in the form of its articles of incorporation, hereinafter referred to simply as “COMPASS.UOL”,

WHEREAS:

(I) On November 7, 2019, the Parties entered into a Service Agreement and Other Covenants (“Agreement”), which was subsequently amended by means of seven (07) Amendments;

(ii) The Parties wish to renew the Agreement, as well as wish to readjust the value of the Agreement.

In witness whereof, in accordance with the law, the parties enter into this Amendment ("11th Amendment") to the Service Agreement and Other Covenants signed on November 7, 2019 (“Agreement”), which shall bind the Parties and their successors at any time and in any capacity, under the following terms and conditions:

1.                 PURPOSE

1.1.          The purpose of this instrument is to change the corporate name of INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA., to COMPASS.UOL TECNOLOGIA LTDA., due to the merger process, with the full and express consent of the CUSTOMER. Therefore, as of [*****] all invoicing related to the services object of the Agreement shall be executed by COMPASS.UOL.

1.2.          The Parties, by mutual agreement, resolve to extend the term of the Agreement for a period of [*****] months, counting from [*****] with termination scheduled for [*****] being renewed under the terms of the Agreement.

1.3.          In addition, the Parties agree that the value of the services contracted by the Contracting Parties will be adjusted by [*****] percent), for the period from [*****] to [*****]

1.4.          Regardless of the date of signature of this instrument, its effects are retroactive to [*****]

2.                 RATIFICATION

2.1            The Parties ratify all other Agreement terms and conditions, making it clear that all terms and clauses that have not been expressly changed by this document remain unaltered and in full force.

3.                 DIGITAL SIGNATURE

3.1            The Parties recognize the form of contracting by electronic, digital and computer means as valid and effective, constituting an extrajudicial enforcement order for all legal purposes, even if it is established with an electronic signature or certification outside the ICP-BRASIL standards, as provided by paragraphs of article 10 of the Provisional Measure No. 2.200/2001 in force in Brazil. Therefore, this Agreement, as well as the Proposal, its annexes, and amendments, may be executed by the aforementioned means, without the need for witnesses, pursuant to paragraph 4 of Article 784 of Law No. 13.105/2015 (Code of Civil Procedure).

In witness whereof, the Parties have executed the present Amendment.

São Paulo, April 25, 2025.

[There appears signature]
UNIVERSO ONLINE S.A.

[There appears signature]
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A.

[There appears signature]
UOL CURSOS TECNOLOGIA EDUCACIONAL LTDA

[There appears signature]
DigitalServices.UOL S.A.

[There appears signature]
EDGE.UOL TECNOLOGIA LTDA.

[There appears signature]
CIATECH TECNOLOGIA EDUCACIONAL LTDA
[There appears signature]
WIRECARD BRAZIL S.A.

[There appears signature]
PAGSEGURO TECNOLOGIA LTDA.

[There appears signature]
CONCIL INTELIGÊNCIA EM CO

[There appears signature]
COMPASS.UOL TECNOLOGIA LTDA. (successor by merger of INVILLIA – DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.)